                                                                  EXHIBIT 10(a)

                         ALASKA APOLLO RESOURCES INC.
                            1997 STOCK OPTION PLAN

         1. DEFINITIONS. As used herein, the following terms shall have the meanings indicated below:

                  (a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board of Directors. If the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this Paragraph l(a), "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

                  (b) The "Code" is the Internal Revenue Code of 1986, as amended from time to time.

                  (c) The "Company" shall mean Alaska Apollo Resources Inc., a Province of British Columbia corporation.

                  (d) "Fair Market Value" as of any day shall mean (i) if such stock is reported by the Nasdaq National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market or Nasdaq SmallCap Market or on such stock exchange or exchanges on such date or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board of Directors, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock in accordance with Code
Section 422.

                  (e) "Non-Employee Director" shall mean members of the Board of Directors who at the relevant time are "outside directors" within the meaning of Code Section 162(m).

                  (f) "Option Stock" shall mean Common Stock of the Company (subject to adjustments as described in Paragraph 12) reserved for options pursuant to this Plan.

                  (g) The "Optionee" means an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Paragraph 9.

                  (h) The "Plan" means the Alaska Apollo Resources Inc. 1997 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board of Directors from time to time.

                  (i) "Related Corporation" means a Parent Corporation or a Subsidiary Corporation each as defined in Code Section 424.

         2. PURPOSE. The purpose of this Plan is to promote the success of the Company and its subsidiaries by facilitating the retention of competent personnel and by furnishing incentives to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out this Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Code Section 422 or any successor provision, pursuant to Paragraph 9 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within 12 months before or after the adoption of this Plan by the Board of Directors. Any incentive stock options granted after adoption of this Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtain within such 12-month period.

         3. EFFECTIVE DATE OF PLAN. This Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Paragraph 2 hereof.

         4. ADMINISTRATION. This Plan shall be administered by a Committee which may be appointed by the Board of Directors from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of this Plan, including but not limited to exclusive authority (where applicable and within the limitations described in this Plan) to determine, in its sole discretion, whether an incentive stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret this Plan, to make and amend rules, regulations and guidelines for administering this Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of this Plan. The Administrator's interpretation of this Plan, and all actions taken, and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         No member of the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of this Plan. Upon the appointment of a Committee by the Board of Directors as provided hereunder, any action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

         5. PARTICIPANTS. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any subsidiary to whom incentive stock options shall be granted pursuant to Paragraph 9 of this Plan. The Administrator may grant additional incentive stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Administrator may from time to time designate individuals as being ineligible to participate in this Plan.

         6. STOCK. The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Three million Shares of Option Stock shall be reserved and available for options under this Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Paragraph 11 of this Plan. In the event that any outstanding option under this Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under this Plan and may be optioned hereunder.

         7. DURATION OF PLAN. Incentive stock options may be granted pursuant to this Plan from time to time during a period of 10 years from the effective date as defined in Paragraph 3. Any incentive stock option granted during such ten-year period shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.

         8. PAYMENT. Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check, Common Stock of the Company valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

         With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act, if applicable.

         9. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS. Each incentive stock option granted pursuant to this Paragraph 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

                  (a) NUMBER OF SHARES AND OPTION PRICE. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Code Section 422, or any successor provision, the option price per share shall not be less than 100 percent of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than 110 percent of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

                  (b) TERM AND EXERCISABILITY OF INCENTIVE STOCK OPTION. The term during which any incentive stock option granted under this Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Code Section 422, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than 10 years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five years after the date on which it is granted.

         The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

                  (c) MAXIMUM SIZE OF INCENTIVE STOCK OPTION AS SUCH. To the extent that the aggregate Fair Market Value of Common Stock for which an Incentive Stock Option becomes exercisable by the Optionee for the first time in any calendar year exceeds $100,000, the portion of such incentive stock option which exceeds such $100,000 limitation shall be treated as a Non-Statutory Stock Option and not an incentive stock option under Code Section 422. For purposes of this Paragraph 9, all incentive stock options granted to an Optionee by the Company, as well as any options that may have been granted to the Optionee under any other stock incentive plans of the Company or any Related Corporation which are intended to comply with the provisions Code Section 422 shall be considered in the order in which they were granted, and the Fair Market Value as of the time they were granted.

                  (d) OTHER PROVISIONS. The Option Agreement authorized under this Paragraph 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Code Section 422 or to conform to any change therein.

         10. TRANSFER OF OPTION. No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under this Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

         11. ANTI-DILUTION ADJUSTMENTS. A pro rata adjustment for an increase or decrease in the number of shares of Common Stock of the Company subject to this Plan or that may be awarded to any individual in any year shall be made to give effect to any consolidation of shares, the equivalent value in stock of cash dividends, stock dividends, stock splits, stock combinations, recapitalization and other similar changes in the capital structure of the Company. Pro rata adjustments shall be made in the number, kind and price of shares of Common Stock of the Company covered by any outstanding Option hereunder to give effect to any consolidation of shares, stock dividends, stock splits, stock combinations, recapitalization and similar changes in the capital structure in the Company, or a merger or dissolution or reorganization of the Company, after the date the Option is granted so that the Optionee is treated in a manner equivalent to that of holders of the underlying Common Stock.

         12. CHANGE IN CORPORATE CONTROL. Upon a change in Corporate Control, each outstanding Incentive Stock Option shall immediately become fully exercisable, and a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares covered by all outstanding Incentive Stock Options, whether to be issued by the Company or by any successor corporation, shall be effective at all times during which the Incentive Stock Options may be exercised and, to facilitate resale of the shares, during the twelve months after the last exercise of the Options.

         "Change in Corporate Control" means (a) the time of approval of the Company of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger in which the holders of Common Stock immediately prior to the merger will have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or
(iii) adoption of any plan or proposal for the liquidation or dissolution of the Company; or (b) the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a subsidiary or employee benefit plan or trust maintained by the Company or any of its subsidiaries, shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25 percent of the Common Stock outstanding at the time, without the prior approval of the Board of Directors of the Company.

         The Administrator may restrict the rights of or the applicability of this Paragraph 12 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an option pursuant to this Plan shall not limit in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         13. SECURITIES LAW COMPLIANCE. No shares of Common Stock shall be issued pursuant to this Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act or any other applicable securities laws.

         In the event of a transaction (as defined in Paragraph 12 of this Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

         The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to this Plan to assure compliance with this Paragraph 13.

         14. RIGHTS AS A SHAREHOLDER. An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Paragraph 12 of this Plan).

         15. AMENDMENT OF THIS PLAN. The Board of Directors may from time to time, insofar as permitted by law, suspend or discontinue this Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Paragraph 12, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (a) materially increase the number of shares subject to this Plan except as provided in Paragraph 12 hereof, (b) change the designation of the class of employees eligible to receive options, (c) decrease the price at which options may be granted, or (d) materially increase the benefits accruing to Optionees under this Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, this Plan may not, without the approval of the shareholders, be amended in any manner that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422.

         16. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

         17. REGISTRATION RIGHTS. The Optionee shall have the registration rights set forth in Exhibit A.

                                EXHIBIT A TO THE
                          ALASKA APOLLO RESOURCES INC.
                             1997 STOCK OPTION PLAN
                               REGISTRATION RIGHTS

                           DEMAND REGISTRATION RIGHTS
                           --------------------------

         (a) At any time, commencing one (1) year after the effective date of the Plan, the Optionee or any other holders of options (collectively, "Option Holders") granted under the Plan shall have the right, on one occasion, by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-8 or similar form, including a reoffer prospectus which is prepared in accordance with the requirements of Part I of the Form S-8, and such other documents, as may be necessary in the opinion of both counsel for the Company and counsel for the Option Holders, in order to comply with the provisions of the Securities Act of 1933 (the "Act" ), so as to permit a public offering and sale of all of the options and securities underlying such options issued or to be issued under the Plan by the holders thereof, subject to whatever restrictions on the exercise of the options or the sale of the options as are set forth in the Plan. The demand registration rights granted hereby shall expire after all of the options and/or securities underlying the options have been sold or have expired, but in no event later than ten (10) years after the effective date of the Plan.

              COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION
              -----------------------------------------------------

         (b) In connection with any registration under paragraph(a) above, the Company covenants and agrees as follows:

                  (1) The Company shall use its best efforts to file a registration statement within sixty (60) days of receipt of any demand therefor, or in the event the Company does not qualify for the use of Form S-8 or similar form, as soon as practicable after the Company becomes qualified to use such form, and to have any registration statement declared effective at the earliest possible time and, to the extent applicable, shall furnish each Option Holder desiring to sell securities registered thereby such number of prospectuses as shall reasonably be requested.

                  (2) The Company shall pay all costs, fees and expenses in connection with the registration statement filed pursuant to paragraph(a) above.

                  (3) The Company will take all necessary action which may be required in qualifying or registering the securities included in the registration statement for offer and sale under the securities or blue sky laws of such states as reasonably are requested by the Option Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                  (4) Nothing contained in this Agreement shall be construed as requiring the Option Holder(s) to exercise their options prior to the initial filing of any registration statement or the effectiveness thereof, other than as may be required by the terms of the Plan.

                  (5) The Company shall not permit the inclusion of any securities other than the options and the securities underlying the options to be included in any registration statement filed pursuant to paragraph(a) hereof.